SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION



          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

     [ ]  Preliminary proxy statement.    [ ] Confidential, for use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e) (2).

     [X}  Definitive proxy statement.

     [ ]  Definitive additional materials.

     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                              Associated Banc-Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                           [ASSOCIATED BANC-CORP LOGO]


                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS


                                 PROXY STATEMENT


                          2001 FORM 10-K ANNUAL REPORT

                           [ASSOCIATED BANC-CORP LOGO]


March 21, 2002



To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Associated Banc-Corp scheduled for 11:00 a.m. on Wednesday, April 24, 2002, at The Walter Theatre, St. Norbert College, De Pere, Wisconsin.

The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

Your Board of Directors and management look forward to personally greeting those shareholders who are able to attend.

Please be sure to sign and return the enclosed proxy card whether or not you plan to attend the meeting so that your shares will be voted. In the alternative, you may vote your shares by telephone or via the Internet. Instructions are included with the proxy card. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your proxy card or voted by telephone or on the Internet. The Board of Directors joins me in hoping that you will attend.

For your convenience, we are providing space on the proxy card for any questions or comments you may have that you wish to have addressed either personally or at the Annual Meeting. We always appreciate your input and interest in Associated. If you prefer, you may e-mail comments or questions to shareholders@associatedbank.com.

Sincerely,

/S/ Robert C. Gallagher

    Robert C. Gallagher
    President and Chief Executive Officer

                              ASSOCIATED BANC-CORP
                                1200 Hansen Road
                           Green Bay, Wisconsin 54304


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 24, 2002


Holders of Common Stock of Associated Banc-Corp:

The Annual Meeting of Shareholders of Associated Banc-Corp will be held at The Walter Theatre, De Pere, Wisconsin, on Wednesday, April 24, 2002, at 11:00 a.m. for the purpose of considering and voting on:

1. The election of three directors into Class A. The Board of Directors' nominees are named in the accompanying Proxy Statement.

2. The approval of Associated's Amended and Restated Long-Term Incentive Stock Plan.

3. The ratification of the selection of KPMG LLP as independent auditors for Associated for the year ending December 31, 2002.

4. Such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors has fixed March 1, 2002, as the record date for determining the shareholders of Associated entitled to notice of and to vote at the meeting, and only holders of Common Stock of Associated of record at the close of business on such date will be entitled to notice of and to vote at such meeting and all adjournments.

/s/ Brian R. Bodager

    Brian R. Bodager
    Chief Administrative Officer
    General Counsel & Corporate Secretary

Green Bay, Wisconsin
March 21, 2002

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID ASSOCIATED IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                              ASSOCIATED BANC-CORP
                                1200 Hansen Road
                           Green Bay, Wisconsin 54304


                                 PROXY STATEMENT
                         ANNUAL MEETING - APRIL 24, 2002


Information Regarding Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Associated Banc-Corp, hereinafter called "Associated," to be voted at the Annual Meeting of Shareholders on Wednesday, April 24, 2002, and at any and all adjournments thereof.

Solicitation of proxies by mail is expected to commence on March 21, 2002, and the cost thereof will be borne by Associated. In addition to such solicitation by mail, some of the directors, officers, and regular employees of Associated may, without extra compensation, solicit proxies by telephone or personal interview. Arrangements will be made with brokerage houses, custodians, nominees, and other fiduciaries to send proxy materials to their principals, and they will be reimbursed by Associated for postage and clerical expense.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by three (3) judges of election who are Directors and will determine whether or not a quorum is present. The judges of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be considered as present and entitled to vote for purposes of determining the presence of a quorum for the meeting.

Shareholders are urged to sign and date the enclosed proxy card and return it as promptly as possible in the envelope enclosed for that purpose. Shareholders of record can also give proxies by calling a toll-free telephone number or using the Internet. The telephone and Internet voting procedures are designed to authenticate Associated's shareholders' identities, to allow Associated's shareholders to give their voting instructions, and to confirm that Associated's shareholders' instructions have been recorded properly. Shareholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

Any Associated direct-registered shareholder of record desiring to vote by telephone or over the Internet will be required to enter the unique control number imprinted on such holder's Associated proxy card, and therefore should have their Associated proxy card in hand when initiating the session.

- To vote by telephone, dial 1-877-PRX-VOTE (1-877-779-8683) on a touch tone telephone, and follow the simple menu instructions provided. There is no charge for this call.

-    To    vote    over    the    Internet,    log    on    to    the    website
http://www.eproxyvote.com/ASBC, and follow the simple instructions provided.

Similar instructions are included on the enclosed proxy card.

Proxies may be revoked at any time prior to the exercise thereof by filing with the Secretary of Associated a written revocation or a duly executed proxy bearing a later date. Such proxies may not be revoked by telephone or via the Internet.

Shares as to which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted "FOR" the election of the Board's nominees as directors and "FOR" the other proposals listed.

The Corporate Secretary of Associated is Brian R. Bodager, 1200 Hansen Road, Green Bay, Wisconsin 54304.

Record Date and Voting Securities

The Board has fixed the close of business on March 1, 2002, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities of Associated entitled to be voted at the meeting consist of shares of its Common Stock, $0.01 par value ("Common Stock") of which 68,862,132 shares were issued and outstanding at the close of business on the Record Date (includes 3,690,061 shares issued in connection with the acquisition of Signal Financial Corporation on February 28,
2002). Only shareholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the meeting.

Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

Unless otherwise directed, all proxies will be voted FOR the election of each of the individuals nominated to serve as a Class A Director. The three nominees receiving the largest number of affirmative votes cast at the Annual Meeting will be elected as directors.

Corporate Annual Report

The 2001 Corporate Report of Associated, which includes unaudited historical consolidated balance sheets, statements of income, and per share and selected financial data for the years ended December 31, 1991 through 2001, has been mailed concurrently with this proxy statement to shareholders as of the Record Date. The 2001 Corporate Report and the 2001 Form 10-K Annual Report do not constitute a part of the proxy material.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Board has the responsibility for establishing broad corporate policies and for the overall performance of Associated, although it is not involved in day-to-day operating details. Members of the Board are kept informed of Associated's business by various reports and documents sent to them on a regular basis, including operating and financial reports made at Board and committee meetings by officers of Associated.

Pursuant to the Articles of Incorporation of Associated, the Board is classified into three classes, as nearly equal in size as possible, with each class of directors serving staggered three-year terms, designated as Class A, Class B, and Class C. Three directors in Class A, Messrs. Hutchinson, Leach, and Seramur, all of whom are members of the present Board, are nominated for election at the Annual Meeting. The Class A directors will be elected to a term of three years to expire in April 2005.

Associated's Bylaws require that a director retire as of the first Annual Meeting subsequent to the director's 65th birthday. Five directors are age 65 or over. Associated's Bylaws provide, however, that a retiring director's term may be extended for one-year terms by a two-thirds vote of the Board in circumstances which would be of significant benefit to Associated. At its January 23, 2002, Board meeting, Associated's Board voted unanimously to waive the age limitation for Messrs. Conlon, Gaiswinkler, Konopacky, Leach, and Sproule. The remaining directors will continue to serve until their terms have expired or until their successors have been elected. On January 28, 1998, Messrs. Gaiswinkler, Konopacky, Leach, and Sproule executed letter agreements wherein each agreed to tender his resignation should the Board in subsequent years not waive his age limitation and extend his term of service pursuant to Associated's Bylaws. On January 23, 2002, Mr. Conlon executed a letter agreement wherein he agreed to tender his resignation should the Board in subsequent years not waive his age limitation and extend his term of service pursuant to Associated's Bylaws.

The nominees have consented to serve, if elected, and at the date of this Proxy Statement, Associated has no reason to believe that any of the nominees will be unable to serve. Correspondence may be directed to nominees at Associated's executive offices. Unless otherwise directed, the persons named as proxies intend to vote in favor of the election of the nominees.

The information presented below as to principal occupation and shares of Common Stock beneficially owned as of March 1, 2002, is based in part on information received from the respective persons and in part from the records of Associated.

                          NOMINEES FOR ELECTION TO AND
                        MEMBERS OF THE BOARD OF DIRECTORS

            Nominees for Class A Directors, Terms Expiring April 2005

William R. Hutchinson has been a director of Associated since April 1994. He is President of W. R. Hutchinson & Associates, Inc., an energy industry consulting company. He was Group Vice President, Mergers & Acquisitions, of BP Amoco p.l.c. from January 1999 to April 2001. Previously, he was Vice President, Financial Operations, of Amoco Corporation, Chicago, Illinois, since October 1993, and had held the positions of Treasurer, Controller, and Vice President-Mergers, Acquisitions & Negotiations with Amoco Corporation since 1981. He has been a director of Associated Bank Chicago, an affiliate of Associated, since 1981. Mr. Hutchinson also serves as a director of the Smith Barney Mutual Fund Group. Age:
59.

Dr. George R. Leach has been a director of Associated since October 1997. He is presently retired. Before retirement in 1993, he practiced as an optometrist in Stevens Point, Wisconsin, since 1949. He is a Fellow Emeritus of the American Academy of Optometry and a past President of the Wisconsin Optometric Association. From 1965 to 1997 he served on the Board of Directors of First Financial Corporation, a thrift holding company that merged with Associated in 1997. Age: 78.

John C. Seramur has been a director of Associated since October 1997. He is presently retired. Since October 1997, he has served as Vice Chairman of the Board of Associated. He was President, Chief Executive Officer, and Chief Operating Officer of First Financial Corporation, a thrift holding company that merged with Associated in 1997, and its subsidiary, First Financial Bank, since 1966. He served as a director of the Federal Home Loan Bank of Chicago, is a former member of the Savings Association Insurance Fund Industry Advisory Committee, and is past Chairman of the Wisconsin League of Financial Institutions. Mr. Seramur also serves as a director of Vita Foods, Inc. Age: 59.

                         DIRECTORS CONTINUING IN OFFICE

                  Class B Directors, Terms Expiring April 2003

Harry B. Conlon has been a director of Associated since 1975. He is presently retired. He has served as non-executive Chairman of the Board of Associated since April 2000. He served as Chairman of the Board and Chief Executive Officer of Associated from 1998 to 2000. He was Chairman of the Board, President, and Chief Executive Officer of Associated from 1987 to 1998 and was President and Chief Executive Officer from 1975 to 1987. Age: 66.

Ronald R. Harder has been a director of Associated since July 1991. He has been the President and Chief Executive Officer of Jewelers Mutual Insurance Company, Neenah, Wisconsin, since 1982 and has been an officer since 1973. Jewelers Mutual Insurance Company is a mutual insurance company providing insurance coverage nationwide for jewelers in retail, wholesale, and manufacturing, as well as personal jewelry insurance coverage for individuals owning jewelry. He was a director of Associated

Bank, N.A., Neenah, an affiliate of Associated, from 1985 to the time of its consolidation in April 2001. Age: 58.

J. Douglas Quick has been a director of Associated since July 1991. He has been President and Chief Executive Officer of Lakeside Foods, Inc., Manitowoc, Wisconsin, since 1986. Lakeside Foods, Inc. is a food processor of primarily canned and frozen vegetables. He was a director of Associated Bank Lakeshore, National Association, an affiliate of Associated, from 1986 to the time of its consolidation in May 2001. Age: 56.

John H. Sproule has been a director of Associated since October 1997. He has been retired from Envirex, Inc., a Rexnord Company, since May 1, 1987, after more than 34 years of service to Rexnord. He was President of Envirex, Inc., Waukesha, Wisconsin, a manufacturer of equipment for treatment of waste and waste water, from 1983 through October 1986. From 1978 until September 1983, he was Executive Vice President and General Manager of Envirex, Inc. From 1977 to 1997 he served on the Board of Directors of First Financial Corporation, a thrift holding company that merged with Associated in 1997. Age: 74.

                  Class C Directors, Terms Expiring April 2004

Robert S. Gaiswinkler has been a director of Associated since October 1997. He is the retired Chairman of the Board of First Financial Bank, a position he held from 1988 to 1998. From 1977 to 1997 he served on the Board of Directors of First Financial Corporation (and a predecessor company), a thrift holding company that merged with Associated in 1997. From 1977 through March 1988, he served as President and Chief Executive Officer of National Savings & Loan Association, which merged into First Financial Bank at such time. He is past Chairman of America's Community Bankers and former member of the Advisory Committees of the Federal Home Loan Bank Board and Federal National Mortgage Association. He is also a past Chairman of the Board of Directors of Channels 10/36 Friends, Inc., a citizens group supporting public broadcasting. Mr. Gaiswinkler also served as a member of the State of Wisconsin Savings and Loan Review Board. Age: 70.

Robert C. Gallagher has been a director of Associated since January 1982. He has served as President and Chief Executive Officer of Associated since April 2000. He served as President and Chief Operating Officer of Associated from October 1998 to April 2000. He served as Vice Chairman of Associated from July 1996 to April 1999 and as Executive Vice President from January 1982 to April 1999. He had served as Chairman and Chief Executive Officer of Associated Bank Green Bay, National Association, an affiliate of Associated, from 1985 to 1998, as President since 1982, and a director since October 1980. Mr. Gallagher also serves as a director of WPS Resources Corporation. Age: 63.

Robert P. Konopacky has been a director of Associated since October 1997. He is the retired President of Mid-State Photo, Inc., which was merged into a subsidiary of Fuqua Industries. Mr. Konopacky was President of Mid-State Distributors, a wholesale beverage distributor in Stevens Point, Wisconsin, from 1974 through 1987. From 1978 to 1997 he served on the Board of Directors of First Financial Corporation, a thrift holding company that merged with Associated in 1997. Age: 78.

John C. Meng has been a director of Associated since January 1991 and has been a director of Associated Bank Green Bay, National Association, an affiliate of Associated, since January 1988. He has been Chairman of the Board of Schreiber Foods, Inc., Green Bay, Wisconsin, since October 1999. Schreiber Foods, Inc. markets cheese products to the food service industry and national retailers. He was Chairman, President, and Chief Executive Officer from May 1999 to October 1999 and was President and Chief Executive Officer of Schreiber Foods, Inc. from December 1989 to May 1999. From 1985 to 1989, he was President and Chief Operating Officer of Schreiber Foods, Inc. He had served as an officer of Schreiber Foods, Inc. since 1974 and has been a director since 1978. Mr. Meng also serves as a director of WPS Resources Corporation. Age: 57.

Board Committees and Meeting Attendance

The Board held four regular meetings during 2001. The directors attended 100% of the total number of meetings of the Board and its committees of which they were members.

The  Audit  Committee,  composed  of  Messrs.  Harder  (Chairman),   Hutchinson,
Konopacky, and Leach, all of whom are outside directors, held five meetings during 2001. The Audit Committee reviews the adequacy of internal accounting controls, reviews with the independent auditors their plan and results of the audit engagement, reviews the scope and results of procedures for internal auditing, and reviews and approves the general nature of audit services by the independent auditors. The Audit Committee recommends to the Board the appointment of the independent auditors, subject to ratification by the shareholders at the Annual Meeting, to serve as Associated's auditors for the following year. Both the internal auditors and the independent auditors meet periodically with the Audit Committee and have free access to the Audit Committee at any time.

The Administrative Committee, composed of Messrs. Quick (Chairman), Gaiswinkler, Meng, and Sproule, all of whom are outside directors, held four meetings in 2001. The Administrative Committee's functions include, among other duties directed by the Board, administering Associated's stock option plans (and granting options) and employee fringe benefit programs, reviewing and approving Associated's executive salary and bonus structure, selecting candidates to fill vacancies on the Board of Directors, reviewing the structure and composition of the Board, and considering qualification requisites for continued Board service. The Administrative Committee will also consider candidates recommended in writing by shareholders, if those candidates demonstrate a serious interest in serving as directors.

Director Compensation

Associated compensates each nonemployee director for services by payment of an annual retainer and meeting fee. For the year ended December 31, 2001, the annual retainer was $18,000 and the meeting fee was $1,000 for each Board meeting attended. The directors received $750 for each committee meeting attended, with an additional $250 to the committee chairman for each committee meeting attended. Directors who are employees of Associated or its affiliates do not receive separate compensation for their services as directors. Additionally, each nonemployee director was granted 1,650 stock options during 2001.

                                 STOCK OWNERSHIP

Security Ownership of Beneficial Owners

As of March 1, 2002, Associated Trust Company, National Association, a wholly owned subsidiary of Associated Banc-Corp, was, in a fiduciary capacity, the beneficial owner of 4,617,643 shares of Common Stock, constituting 6.71% of Associated's outstanding shares entitled to vote. Such ownership is in the capacity of fiduciary with voting and/or investment power. As a result thereof, Associated may be deemed to indirectly beneficially own such shares. No other person is known to Associated to own beneficially more than 5% of the outstanding shares entitled to vote. The information set forth below is reflective of the foregoing.


                                     Title of       Amount and Nature of           Percent
         Name and Address             Class         Beneficial Ownership (1)(2)(3) of Class
         ----------------            --------       -----------------------------  --------
Associated Trust Company, N.A.
  401 East Kilbourn Avenue            Common                 4,617,643              6.71%
  Milwaukee, Wisconsin  53202

-----------------------------------

(1) Shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares (i) the voting power thereof, including the power to vote or to direct the voting of such shares, or (ii) the investment power with respect thereto, including the power to dispose or direct the disposition of such shares. In addition, a person is deemed to beneficially own any shares which such person has the right to acquire beneficial ownership of within 60 days.

(2) In the capacity of fiduciary, Associated Trust Company, National Association, exercises voting power where authority has been granted. In other instances, Associated Trust Company, National Association, solicits voting preferences from the beneficiaries. In the event responses are not received as to voting preferences, the shares will not be voted in favor of or against the proposals.

(3) In the capacity of fiduciary, included are 963,132 shares with sole voting power; 36,481 with shared voting power; 4,324,805 with sole investment power; and 242,091 with shared investment power.

Security Ownership of Management

Listed below is information as of March 1, 2002, concerning beneficial ownership of Common Stock of Associated for each director and Named Executive Officer, and by directors and executive officers as a group.

Title of Class    Name of Beneficial Owner   Amount of Beneficial Ownership   (1)Percent of Class
--------------    ------------------------   ------------------------------   -------------------
Common            Harry B. Conlon                           449,694                  *
Common            Robert S. Gaiswinkler                     142,836                  *
Common            Robert C. Gallagher                       408,759                  *
Common            Ronald R. Harder                            8,668                  *
Common            William R. Hutchinson                      12,957                  *
Common            Robert P. Konopacky                        54,406                  *
Common            George R. Leach                            66,808                  *
Common            Mark J. McMullen (2)                      165,975                  *
Common            John C. Meng                               20,687                  *
Common            Donald E. Peters (2)                      223,297                  *
Common            Randall J. Peterson (2)                   129,074                  *
Common            J. Douglas Quick                           25,018                  *
Common            John C. Seramur                           449,476                  *
Common            John H. Sproule                            90,132                  *
Common            Gordon J. Weber (2)                       193,810                  *
Common            Directors and Executive Officers (3)    2,776,344                 4.03 %
* Denotes percentage is less than 1%.

(1) Amount of beneficial ownership includes shares issuable within 60 days upon exercise of stock options owned in the amounts shown for each of the listed beneficial owners: Mr. Conlon (215,342); Mr. Gaiswinkler (18,868); Mr. Gallagher (186,593); Mr. Harder (4,406); Mr. Hutchinson (4,406); Mr. Konopacky (4,406); Mr. Leach (4,406); Mr. McMullen (112,764); Mr. Meng (4,406); Mr. Peters (53,236); Mr. Peterson (89,379); Mr. Quick (4,406); Mr.
     Seramur (4,406); Mr. Sproule (5,006); Mr. Weber (126,400); and the Directors and Executive Officers as a group (239,332).
(2)  Named Executive Officer, non-director.
(3)  Includes directors and executive officers as a group (21 individuals).

All shares reported herein are owned with voting and investment power in those persons whose names are provided herein or by their spouses. Some shares may be owned in joint tenancy, by a spouse, or in the names of minor children.

                             Executive Compensation

The following table sets forth information concerning all cash compensation paid or accrued for services rendered in all capacities to Associated and affiliates for the fiscal years ended December 31, 2001, 2000, and 1999, of the person who served as Chief Executive Officer of Associated during the fiscal year ended December 31, 2001, and the other four most highly compensated executive officers of Associated during the fiscal year ended December 31, 2001 (the "Named Executive Officers").

                           Summary Compensation Table

                                                                   Long-Term
                                      Annual Compensation (1)  Compensation Awards
                                      ----------------------   -------------------
                                                               Securities Underlying    All Other Com-
Name and Principal Position    Year   Salary ($)   Bonus ($)   Options/SARs (#)(2)      pensation ($)(3)
----------------------------   ----   ----------   ---------   ---------------------    -----------------
Robert C. Gallagher             2001   557,705      400,000           50,000               51,451    (4)
  President & CEO               2000   472,122      175,000           42,350               35,311
  Associated                    1999   374,998      165,000           41,202               36,076

Gordon J. Weber                 2001   299,051      150,000           30,000               27,155    (5)
  Director, Corporate Banking   2000   274,617       85,000           20,570               11,830
  Associated                    1999   264,214       89,037           17,304               16,992

Randall J. Peterson*            2001   298,484      150,000           30,000               27,648    (6)
  Director, Community Banking   2000   259,423       85,000           20,570               11,240
  Associated                    1999   244,423      118,336           17,159               17,667

Donald E. Peters                2001   269,624      107,730           25,000               21,425    (7)
  Director, Systems &
    Operations                  2000   260,000       82,810           20,570                 4,184
  Associated                    1999   250,000       96,250           17,203                 4,665


Mark J. McMullen                2001   259,423       83,070           25,000                23,862   (8)
  Director, Wealth Management   2000   244,615       54,023           18,150                 5,735
  Associated                    1999   229,808      103,635           15,928                12,210

--------------------------------

* Mr. Peterson tendered his resignation effective as of January 31, 2002.

(1) Includes amounts earned and payable during the fiscal year whether or not receipt of such amounts were deferred at the election of the Named Executive Officer. All Named Executive Officers are eligible to participate in the Associated Deferred Compensation Plan. During 2001, none of the Named Executive Officers participated in this plan. (See "Agreements and Reports.")

(2) Option grants reflect a 10% stock split effected in the form of a stock dividend in 2000.

(3) Contributions to the Associated Banc-Corp Profit Sharing & Retirement Savings Plan (including the 401(k) Plan) (the "Retirement Plan") were made to the accounts of the Named Executive Officers. Contributions to the Associated Supplemental Executive Retirement Plan (the "SERP"), which provides retirement benefits to executives selected by the Administrative Committee without regard to the limitations set forth in Section 415 of the Internal Revenue Code of 1986, as amended (the "Code"), were made to the accounts of the Named Executive Officers. Contributions calculated as 10% of the amount of stock purchased made to Associated's Employee Stock Purchase Plan were made to the account of one of the Named Executive Officers. Life insurance premiums were paid by Associated for the Named Executive Officers.

(4) Includes Retirement Plan contribution of $5,100, SERP contribution of $44,264, and life insurance premiums of $2,087.

(5) Includes Retirement Plan contribution of $5,100, SERP contribution of $21,322, and life insurance premiums of $733.

(6) Includes Retirement Plan contribution of $5,100, SERP contribution of $20,638, Employee Stock Purchase Plan contribution of $540, and life insurance premiums of $1,370.

(7) Includes Retirement Plan contribution of $5,100, SERP contribution of $15,625, and life insurance premiums of $700.

(8) Includes Retirement Plan contribution of $5,100, SERP contribution of $18,072, and life insurance premiums of $690.

Stock Options

The table below provides information concerning stock options granted to the Named Executive Officers during 2001.

                      Option/SAR Grants in Last Fiscal Year
                                                                      Potential Realizable
                                                                     Value at Assumed Annual
                                                                      Rates of Stock Price
                                                                         Appreciation
                                                                           For Option
             Individual Grants (1)                                            Term
----------------------------------------------------------------      ---------------------
                                   % of Total
                     Number of     Options/SARs
                     Securities    Granted to
                     Underlying    Employees      Exercise
                    Options/SARs      in          or Base       Expiration
    Name             Granted (#)   Fiscal Year   Price ($/Sh)      Date        5%($)        10%($)
----------------    ------------   ------------  ------------   ----------     -----        ------
R. C. Gallagher         50,000        7.20         32.125        1-24-11   1,010,161.99   2,559,948.83
G. J. Weber             30,000        4.32         32.125        1-24-11     606,097.19   1,535,969.30
R. J. Peterson          30,000        4.32         32.125        1-24-11     606,097.19   1,535,969.30
D. E. Peters            25,000        3.60         32.125        1-24-11     505,081.00   1,279,974.42
M. J. McMullen          25,000        3.60         32.125        1-24-11     505,081.00   1,279,974.42

-----------------

(1) Options vest in equal amounts over three years and expire on the ten-year anniversary of the date of the grant.

Option Exercises and Fiscal Year-End Holdings

The following table provides information concerning the stock option exercises in 2001 and the unexercised stock options held by each Named Executive Officer as of December 31, 2001.

 Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values (1)

                                                         Number of Securities            Value of Unexercised
                                                        Underlying Unexercised         In-the-Money Options/SARs
                                                     Options/SARs at FY-End (#)(2)          at FY-End ($)(3)
                     Shares                          -----------------------------    -------------------------
                   Acquired on            Value
    Name           Exercise (#)      Realized ($)(4)  Exercisable   Unexercisable   Exercisable   Unexercisable
---------------    ------------      --------------   -----------   -------------   -----------   -------------
R. C. Gallagher      6,483.625         107,960.43     142,913.875     90,654.100    1,442,046.56    466,283.22
G. J. Weber                ---                ---     104,330.400     48,656.200    1,311,869.83    236,136.52
R. J. Peterson      18,000.000         344,348.70      72,497.700     48,656.200      707,643.99    236,136.52
D. E. Peters               ---                ---      32,866.700     43,656.200      132,301.11    220,311.52
M. J. McMullen             ---                ---      93,556.700     41,696.300    1,196,729.16    205,518.20

-----------------

(1) The exercise price for each grant was 100% of the fair market value of the shares on the date of grant. All granted options are exercisable within ten years from the date of grant. Within this period, each option is exercisable from time to time in whole or in part.

(2) Pursuant to the current provisions of the Amended and Restated Long-Term Incentive Stock Plan (the "Stock Plan"), all Options and other awards under the Stock Plan shall immediately vest and become exercisable upon the occurrence of a Change in Control of Associated. Such vesting of Options shall result in all Options and corresponding SARs becoming immediately exercisable and all Performance Shares and other awards being immediately payable. The definition of Change of Control is substantially the same as under the Associated Change of Control Plan. See "Agreements and Reports."

(3) Total value of unexercised options is based on the market price of Associated stock, as reported on The Nasdaq Stock Market on December 31, 2001, of $35.29 per share.

(4) Market price at date of exercise of options, less option exercise price, times number of shares, equals value realized.

Executive Retirement Plans

The following table sets forth, with respect to the Associated Retirement Account Plan (the "Account Plan") and the SERP, the estimated annual retirement benefit payable at age 65 as a straight-life annuity, based on specified earnings and service levels and a benefit indexing rate of 5%:

   Average Total
      Annual                    Annual Benefit After Specified Years in Plan ($) (2)
Compensation ($)(1)
                         20           25           30           35           40           45
            350,000    69,440      100,240      139,510      189,665      253,680      335,370
            400,000    79,360      114,560      159,440      216,760      289,920      383,280
            450,000    89,280      128,880      179,370      243,855      326,160      431,190
            500,000    99,200      143,200      199,300      270,950      362,400      479,100
            550,000   109,120      157,520      219,230      298,045      398,640      527,010
            600,000   119,040      171,840      239,160      325,140      434,880      574,920
            650,000   128,960      186,160      259,090      352,235      471,120      622,830
            700,000   138,880      200,480      279,020      379,330      507,360      670,740
            750,000   148,800      214,800      298,950      406,425      543,600      718,650
            800,000   158,720      229,120      318,880      433,520      579,840      766,560

---------------------------------

(1) Reflects amounts disclosed as salary and bonus for each of the Named Executive Officers.
(2) The retirement benefits shown above are not subject to any deductions for social security or other offsetting amounts, and the annual retirement benefits are subject to certain maximum limitations under the Code (such limitation was $140,000 for 2001).

The following table sets forth, with respect to the Account Plan and the SERP for Named Executive Officers, the credited years of service to date and at age 65:

                              Credited Years of           Credited Years of
                               Service to Date            Service at Age 65
                              -----------------           -----------------
     R. C. Gallagher                21                           22
     G. J. Weber                    30                           41
     R. J. Peterson                 19                           28
     D. E. Peters                   20                           32
     M. J. McMullen                 20                           33

                     REPORT OF THE ADMINISTRATIVE COMMITTEE
               OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Committee. The Administrative Committee of the Board of Directors (the "Committee") supervises Associated's executive compensation policies and programs. It establishes the base salary and incentive compensation of the chief executive officer and approves base salaries and bonuses of 20 other executive officers. The Committee must have three or more members, and no member may be an employee of Associated or any affiliate. The Committee currently has four members.

Compensation Policy. Associated's policy is to have base salaries for executive officers that generally are near the median level for employees having comparable responsibility for financial institutions of comparable size. Annual bonuses are closely related to corporate-wide and business unit financial performance goals and individual goals. The financial goals emphasize earnings per share, return on equity, return on assets, loan quality, and expense control. Specific goals are set on an individual basis for each executive officer to reflect differences in responsibilities and other relevant factors. When plan results are exceeded, Associated's policy permits total compensation to exceed median levels for institutions of comparable size. Long-term incentives are provided through stock-based awards which directly relate a portion of the executive officers' long-term remuneration to stock price appreciation realized by Associated's shareholders. A long-term cash plan has been adopted to provide awards to selected executives if certain earnings goals are achieved through 2003.

The goal of this compensation policy is to provide competitive remuneration to attract and retain high quality executives and appropriate incentives for those employees to enhance shareholder value while avoiding arrangements that could result in expense that is not justified by performance. As long as this basic goal is being achieved, the Committee relies to a great extent on the judgment of the chief executive officer in establishing salary, incentive, and long-term incentive compensation for executive officers other than the chief executive officer.

Independent Consultant. To assist it in supervising the compensation policy, the Committee relies upon an independent outside consultant who provides data at least once every two years regarding compensation practices of financial institutions. The independent outside consultant prepared and presented a report to the Committee at its December 2000 meeting and updated that information for the Committee's use at its December 2001 meeting. Competitive compensation levels considered by the Committee are based upon the results of several compensation surveys and the analysis of the consultant as to appropriate adjustments to make meaningful comparisons to the compensation of Associated's executive officers. The surveys used by the consultant overlap and may cover a larger number and greater variety of institutions than are included in the Nasdaq Bank Index referred to under the heading "Shareholder Return Performance Presentation - Stock Price Performance Graph." Adjustments made by the consultant to the survey data account for differences in corporate size, business lines, and position responsibilities.

Base Salaries. Salaries paid to executive officers (other than the chief executive officer) are based upon the chief executive officer's assessment of the nature of the position and the contribution and experience of the executive officer. In 2001, base salaries for executive officers as a group were near the median of competitive levels as determined by competitive market data. The chief executive officer reviews all salary recommendations with the Committee. The Committee is responsible for approving or disapproving those recommendations based upon Associated's compensation policy.

Annual Incentives. Annual incentives are awarded to executive officers at the discretion of the Committee at the end of each year. The amount ofincentive, if any, for each executive officer (other than the chief executive officer) is recommended to the Committee by the chief executive officer based upon an evaluation by the chief executive officer of the achievement of the corporate-wide, business unit, and personal performance goals established for each officer by the chief executive officer at the beginning of the year and, where appropriate, modified during the year to reflect changed conditions. Corporate performance goals and business unit goals such as earnings growth, return on assets, and return on equity are considered. In 2001, the Committee approved incentives recommended to it by the chief executive officer.

Chief Executive Officer Salary and Incentive. The 2001 base salary for Mr. Gallagher was established at a level that the Committee believed would not exceed a median level based upon the analysis of competitive data by the Committee's consultant. The chief executive officer's incentive compensation for 2001 was established based upon the Committee's overall evaluation of the chief executive officer's performance, including the achievement of corporate financial performance goals and individual goals that were established during the year. The financial goals required increased earnings per share and also included achievement of designated levels of return on assets, return on equity, and loan quality statistics. An earnings per share threshold was established early in the year. This threshold was required to have been met in order for the chief executive officer to have received an incentive. Achievement of other corporate performance goals was considered in general, and no formula giving designated weights to particular goals was used. The chief executive officer's salary and incentive for 2001 reflected the fact that the earnings per share threshold and all other goals were achieved.

Stock Options. The Committee administers and grants options under the Stock Plan. Options have been granted at irregular intervals in the past. During 2001, options for 701,900 shares were granted to 318 employees and 9 non-employee directors. These options have 10-year terms, vest in stages over the first three years, and have exercise prices equal to 100% of market value on the date of grant. The value of the shares covered by these options (based upon the option price) ranged from about 5% of annual salary to 50% of annual salary. Option recipients and amounts (for employees other than the chief executive officer) were recommended to the Committee by the chief executive officer based upon competitive market guidelines for these positions and based upon his judgment of position and performance of each recipient and the ability of that recipient to effect overall corporate performance. The Committee's award of options to the chief executive officer was based upon guidelines presented by the consultant.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Code, enacted in 1993, generally disallows a federal income tax deduction to public companies for compensation over $1,000,000 paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee's policy with respect to Section 162(m) of the Code is to qualify such compensation for deductibility where practicable. Options granted under the Stock Plan have been structured to qualify as performance-based compensation and, accordingly, the compensation realized upon the exercise of such options will be fully deductible by Associated. The Committee does not anticipate that the compensation from Associated to any executive officer during fiscal year ended December 31, 2001, will exceed the limits on deductibility.

                            ADMINISTRATIVE COMMITTEE

    J. Douglas Quick, Chairman                 Robert S. Gaiswinkler, Member
    John H. Sproule, Member                    John C. Meng, Member

The Report of the Administrative Committee of the Board of Directors on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent Associated specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

A corporation of which Mr. Quick is an executive officer had loans with subsidiary banks of Associated. A corporation of which Mr. Meng is an executive officer had loans with subsidiary banks of Associated. See "Interest of Management in Certain Transactions," below. There are no other interlocking relationships as defined by the Securities and Exchange Commission, and no Associated officer or employee is a member of the Committee.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

Stock Price Performance Graph

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return (change in year-end stock price plus reinvested dividends) on Associated's Common Stock with the cumulative total return of the Nasdaq Bank Index and the S&P 500 Index for the period of five fiscal years commencing on December 31, 1996, and ending December 31, 2001. The Nasdaq Bank Index is prepared for Nasdaq by the Center for Research in Securities Prices at the University of Chicago. The graph assumes that the value of the investment in Associated stock and for each index was $100 on December 31, 1996.

                                  [LINE GRAPH]

Source:  Bloomberg

Historical stock price performance shown on the graph is not necessarily indicative of the future price performance.

The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent Associated specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             AGREEMENTS AND REPORTS

Deferred Compensation Agreements. Associated adopted a nonqualified deferred compensation plan in December 1994 (the "Deferred Compensation Plan") to permit certain senior officers to defer current compensation to accumulate additional funds for retirement. The CEO and 26 senior officers are currently eligible to participate under the Deferred Compensation Plan including each of the Named Executive Officers. During 2001, none of the Named Executive Officers participated in the Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, each year each officer may elect to defer a portion of his base salary and/or annual incentive compensation. The officer will receive payment of deferred amounts in ten equal annual installments at his anticipated retirement date. In addition, under certain limited circumstances described in the plan, the officer may receive distributions during employment. If the officer's services are terminated voluntarily or involuntarily, he retains all rights to the undistributed amounts credited to his account. All funds deferred have been placed in a trust with an independent third party trustee. Investment results on funds in the trust will vary depending on investments selected and managed by the trustee.

Change of Control Plan. Associated maintains a Change of Control plan (the "Plan") to provide severance benefits to the Chief Executive Officer (the "CEO") and certain senior officers in the event of their termination of employment following a Change of Control of Associated (as defined below). The CEO and 20 senior officers are currently designated to participate under the Plan and prior to a Change of Control, from time to time, the CEO is authorized to designate additional participating senior officers. All of the Named Executive Officers participated in the Plan in 2001.

If within three years following a Change of Control (or in anticipation of and preceding a Change of Control) a termination of employment occurs either involuntarily or for Good Reason (as defined below), a participant may, at the discretion of Associated, receive either a lump sum payment or installment payments reflected in the Plan schedule in effect at the date of such termination. Such payment will also include legal fees and expenses related to termination of employment or dispute of benefits payable under the Plan, if any. "Good Reason" includes a change in the employee's duties and responsibilities which are inconsistent with those prior to the Change of Control, a reduction in salary, or a discontinuation of any bonus plan or certain other compensation plans, a transfer to an employment location greater than fifty miles from the employee's present office location, or certain other breaches. Benefits are not paid in the event of retirement, death or disability, or termination for Cause which generally includes willful failure to substantially perform duties or certain willful misconduct. The Plan provides participants with benefits in either a lump sum or installment payments, at the election of Associated. The total benefits payable include one to three years (the "Continuation Period") of base salary and incentive compensation and continued health, welfare, and life insurance benefits during the Continuation Period. In addition, upon termination, participants will be entitled to age and service credit for the Continuation Period under all retirement programs and supplemental retirement plans in which they participate. If installment payments are elected by Associated, the salary and incentive compensation payments shall be paid ratably over the Continuation Period. The respective Continuation Period for each participant is specified in the Plan schedule. Currently, Mr. Gallagher is entitled to a three-year Continuation Period, and Messrs. McMullen, Peters, and Weber are entitled to a two-year Continuation Period. The Plan also provides for gross-up payments for any excise taxes incurred under Section 280G of the Code as a result of any benefits paid to the participants in connection with a Change of Control. The Plan, including the Plan schedule, may be amended, subject to certain limitations, at any time by Associated prior to a Change of Control.

A "Change of Control" under the Plan shall occur if an offer is accepted, in writing, with respect to any of the following: (a) a change of ownership of 25% or more of the outstanding voting securities of Associated; (b) a merger or consolidation of Associated with or into a corporation, and as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the shareholders of Associated who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation; (c) a sale by Associated of at least 85% of its assets to any entity which is not a member of the control group of corporations, within the meaning of Section 1563 of the Code, of which Associated is a member; or(d) an acquisition by a person, within the meaning of Section 3(a)(9) or 13(d)(3) of the Exchange Act, of 25% or more of the outstanding voting securities of Associated (whether directly, indirectly, beneficially, or of record).

1999 Nonqualified Stock Option Plan. Effective as of July 28, 1999, the Board of Directors adopted the Associated Banc-Corp 1999 Non-Qualified Stock Option Plan (the "NQSO Plan"), commonly known as ValueShares. The Committee administers the NQSO Plan. The purpose of the NQSO Plan is to retain competent personnel and provide employees with long-term incentives for high levels of performance by providing them with the means to acquire a proprietary interest in Associated's success. Under the NQSO Plan, all employees who meet certain eligibility criteria may receive grants of non-qualified stock options. The options will vest in full 24 months following their grant. If an employee's employment terminates for any reason other than death, retirement, or disability, all nonvested and any vested but unexercised options will terminate immediately. If an employee retires or becomes disabled after their options vest, the options will remain exercisable. All options granted under the NQSO Plan will terminate on the tenth anniversary of the date of grant unless the Committee determines otherwise. In addition, other than in the event of the death of an employee, options may not be transferred to any other person and shall be exercisable during their lifetime only by the employee.

Employment and Retirement Agreements. Mr. Conlon is a party to an Agreement with Associated dated April 26, 2000, under the terms of which Mr. Conlon received cash payments of $300,000 in 2000, $400,000 in 2001, and will receive a cash payment of $200,000 in 2002. He shall also receive normal contributions to Associated's Retirement Plan during the term of the Agreement, as well as participate in Associated's health and dental plans to the same extent as other retirees. During the three-year term of the Agreement, Mr. Conlon will provide advisory services exclusively to Associated and has agreed to refrain from engaging in competitive activities. Mr. Conlon, in connection with his retirement, received a grant of 31,250 non-qualified options under the NQSO Plan. These options vest one year following the grant and expire on April 28, 2003.

The table below describes payments which may be made under long-term cash incentive agreements entered into with Messrs. Gallagher, Weber, Peters, and McMullen which provide for cash payments of a percentage of base compensation if certain earnings goals are achieved through 2003. Any payments under the agreements are to be made after December 31, 2003, and are contingent upon achieving the three-year earnings goals.

                            Long-Term Incentive Plan

                                                Potential payout under
                                             non-stock price-based plan (1)
                      Performance or
                    other period until
       Name        maturation or payout   Threshold($)   Target($)   Maximum($)
       ----        --------------------   ------------   ---------   ----------

R. C. Gallagher          3 years             212,800    560,000    1,052,800
G. J. Weber              3 years             114,000    300,000      564,000
D. E. Peters             3 years             102,600    270,000      507,600
M. J. McMullen           3 years              98,800    260,000      488,800

-------------------
(1) The criteria for future payouts is based upon cumulative basic earnings per share growth over a three-year period (target payout is at 10% annual growth in basic earnings per share) times a peer group modifier.

Mr. Peterson is a party to an Agreement with Associated dated January 31, 2002, under the terms of which Mr. Peterson will receive cash payments for one year following his voluntary termination of service with Associated which total $275,000. The Agreement contains a variety of provisions that are designed to further and/or protect Associated's interests. Among those are certain restrictive covenants concerning Mr. Peterson's future business dealings for a 12-month period.

Section 16(a) Beneficial Ownership Reporting Compliance. Under Section 16(a) of the Exchange Act, Associated's directors and executive officers, as well as certain persons holding more than 10% of Associated's stock, are required to report their initial ownership of stock and any subsequent change in such ownership to the Securities and Exchange Commission, Nasdaq, and Associated (such requirements hereinafter referred to as "Section 16(a) filing requirements"). Specific time deadlines for the Section 16(a) filing requirements have been established.

To Associated's knowledge, based solely upon a review of the copies of such reports furnished to Associated, and upon written representations that no other reports were required, with respect to the fiscal year ended December 31, 2001, Associated's officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, other than with respect to Mr. Weber for whom two transactions were inadvertently reported late.

Interest of Management in Certain Transactions

Various officers and directors of Associated and its subsidiaries, members of their families, and the companies or firms with which they are associated were customers of, and had banking transactions with, one or more of Associated's subsidiary banks in the ordinary course of each such bank's business during 2001. The percentage of consolidated shareholders' equity represented by loans made in such transactions was 4.4% at December 31, 2001. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments to loans included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of Associated's subsidiary banks, did not involve more than a normal risk of collectibility or present other unfavorable features.


                                   PROPOSAL 2

                      APPROVAL OF THE ASSOCIATED BANC-CORP
               AMENDED AND RESTATED LONG-TERM INCENTIVE STOCK PLAN

The Board believes that in order to associate more closely the interest of certain key employees with those of Associated's shareholders, it is important to encourage stock ownership and thereby provide long-term incentives and rewards to those key employees of Associated and its affiliates who are in a position to contribute to its long-term success and growth. The Board believes that the Stock Plan assists it in retaining and attracting key employees with requisite experience and ability. The Board also believes that the authority to grant additional Options or other stock-based awards will enhance Associated's flexible incentive-based compensation to attract and retain employees of experience and ability. The Stock Plan is not a "qualified plan" under the Code, nor is it subject to ERISA. The following summary is qualified by reference to the full text of the Amended and Restated Long-Term Incentive Stock Plan (the "Amended Stock Plan"), which is set forth as Appendix A to this Proxy Statement.

Summary of the Amended Stock Plan. On January 23, 2002, the Board adopted, upon the recommendation of the Committee, subject to shareholder approval, an amendment and restatement of Associated's Stock Plan to increase the number of shares available for issuance thereunder by an additional 3,000,000 shares, to extend the term of the Amended Stock Plan through the tenth anniversary of the date of shareholder approval thereof, and to make other amendments that are described below. Associated will register the shares of Common Stock issuable under the Amended Stock Plan under the Securities Act of 1933.

In the opinion of the Board, Associated and its shareholders have benefited substantially from Associated's stock-based compensation plans. These plans have secured the benefits of the incentive resulting from the increase in shareholder value by employees of Associated who are largely responsible for its growth and success. It is thus the opinion of the Board, upon recommendation of the Committee, that the number of shares authorized under the Amended Stock Plan be increased by 3,000,000 shares, subject to adjustment for stock splits and stock dividends. The Stock Plan was adopted by the Board and approved by the shareholders in 1987. Initially, 600,000 shares of Associated's Common Stock were authorized for issuance upon the exercise of options held by plan Participants. The Board of Directors on January 26, 1994, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 600,000 shares, and the shareholders approved the increase on April 25, 1994. The Board of Directors on January 22, 1997, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 600,000 shares, and the shareholders approved the increase on April 23, 1997. The Board of Directors on January 28, 1998, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 1,500,000 shares, and the shareholders approved the increase on April 22, 1998. As a result of stock dividends declared and paid by Associated, as well as adjustments made for restricted shares and the lapse of performance shares, the total authorized shares under the Stock Plan was 5,994,758 shares. As of December 31, 2001, a total of 4,942,266 grants for shares of Common Stock had been issued under the Stock Plan. The total authorized shares have been adjusted for the cancellation of grants for shares, resulting in 1,052,492 shares remaining available to be issued prior to the adoption of the Amended Stock Plan.

Awards Granted. Awards under the Amended Stock Plan are determined by the Committee in its discretion. For this reason, it is not possible to determine the benefits and amounts that will be received by any individual participant or group of participants in the future. During the period from January 1, 2001, to December 31, 2001, the grants of options shown on the table below were made:

   Name and Principal Position                           Number of Options
   ----------------------------                          -----------------
   R. C. Gallagher                                             50,000
     President & CEO, Associated
   G. J. Weber                                                 30,000
     Director, Corporate Banking, Associated
   R. J. Peterson                                              30,000
     Director, Community Banking, Associated
   D. E. Peters                                                25,000
     Director, Systems and Operations, Associated
   Mark J. McMullen                                            25,000
     Director, Wealth Management, Associated
   Executive Group                                            237,000
   Non-Executive Director Group                                14,850
   Non-Executive Officer Employee Group                       450,050

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented, at the meeting is required to approve the Amended Stock Plan. No grants of Awards have been made subject to shareholder approval of the Amended Stock Plan.

The Board recommends that shareholders of Associated vote FOR approval of the Amended Stock Plan.

Administration. The Amended Stock Plan is administered by the Committee; provided, that grants made to a member of the Committee are required to be made by the Board. The Committee must always be composed of not less than three directors. All aspects of the administration of the Amended Stock Plan and the granting of any awards thereunder are within the sole and exclusive direction of the Committee. The members of the Committee presently constitute both "non-employee directors" and "outside directors" for purposes of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code, respectively.

Eligibility. The Committee, in its sole discretion, shall determine those key employees of Associated and its affiliates who shall become eligible for participation under the Amended Stock Plan (the "Participants"). Directors of Associated, including members of the Committee, are eligible for participation in the Amended Stock Plan.

Awards. The Amended Stock Plan provides for the granting of awards consisting of
(a) incentive stock options ("ISOs") and nonqualified stock options (collectively, "Options"), with or without stock appreciation rights ("SARs");
(b) restricted stock awards ("Stock Awards"), with or without performance share awards ("Share Awards"); (c) Performance Units; and (d) Other Stock-Based Awards (collectively, "Awards"); provided, that ISOs may only be granted to employees. No consideration shall be payable to Associated by a Participant with respect to any Award. The Committee shall have the full authority and sole discretion to
(a) determine which Participants shall receive awards; (b) determine the size, form, terms, and conditions of all Awards; (c) adopt any rules or regulations necessary for the administration of the Amended Stock Plan; and (d) alter any of the foregoing.

In order to comply with Section 162(m) of the Code, the following limitations apply to grants of Options or SARs under the Amended Stock Plan: (i) no Participant will be granted Options or SARs under the Amended Stock Plan to receive more than 100,000 shares of Common Stock in any fiscal year, provided that Associated may make an additional one-time grant of up to 20,000 shares to newly hired employees; and (ii) no Participant will be granted Options or SARs under the Amended Stock Plan to purchase more than 1,000,000 shares over the term of the Amended Stock Plan, provided that, if the number of shares available for issuance under the Amended Stock Plan is increased, the maximum number of Options or SARs that any Participant may be granted also automatically will increase by a proportionate amount of shares for each additional fiscal year in which shares are allocated for issuance under the Amended Stock Plan.

Stock Options. An Option shall consist of the right to acquire shares during the exercise period specified therein. The exercise price of each Option shall be the closing price of the shares as reported on The Nasdaq Stock Market in the Wall Street Journal for the date of grant. Options may not be exercised until vested; Options may vest on a specific date (as to all shares subject to an Option) or dates (as to specified portions of the shares subject to an Option), in the discretion of the Committee. The vesting of any Option may be conditioned upon such terms, based upon continued employment of the Participant by Associated, or other factors as the Committee shall determine when the Option is granted. However, no Option may vest earlier than one year after grant and all Options shall vest immediately upon a change in control of Associated, as described below (a "Change in Control"). Options shall be exercisable immediately upon vesting and shall specify the period following vesting during which they may be exercised. In no event may the exercise period for any Option extend beyond ten years following grant.

Any Option or portion thereof that has not vested shall immediately terminate upon the cessation of the holder's employment with Associated, except in the case of a Change in Control and where employment terminates by reason of the Participant's death, permanent disability, or retirement, in which instance the Committee shall have discretion to cause such Option to continue to become exercisable on the date or dates specified in the grant as if such termination of employment had not occurred. Unless the Committee determines otherwise, Options or portions thereof that have vested but that have not been exercised at the date that the holder's employment with Associated ceases shall terminate according to the following terms: (a) if the cessation of employment is for any reason other than death, permanent disability, or retirement, the unexercised Option shall terminate immediately, or (b) if the cessation of employment is by reason of death, permanent disability, or retirement, the unexercised Option shall terminate on the earlier of one year or the expiration date of the Option.

All Options shall be evidenced at the time of grant by written agreements setting forth all of the terms and conditions of such Options. At the discretion of the Committee, the Agreement may include certain restrictive covenants and penalties for the breach thereof. The exercise price of any Option must be paid in full upon exercise and may be paid either in cash or by the delivery of shares of Associated Common Stock held for a period of at least six months (valued at their fair market value on the date of exercise), or any combination thereof.

In the case of an ISO granted to a Participant who at the time of the grant owns (directly or indirectly and including shares purchasable under such ISO) stock of Associated possessing more than 10% of the total combined voting power of all classes of stock of Associated, the exercise price shall be at least 110% of the fair market value at the time the ISO is granted; provided further, that the Option price shall in no event be less than the par value of the shares subject to such ISO.

Associated may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

Stock Appreciation Rights. The Committee may grant SARs as a part of any Option. A SAR is the right to receive the excess of the fair market value of shares subject to the corresponding Option on the date of exercise of such SAR over the exercise price of such Option (the "Economic Value" of such SAR), in lieu of the exercise of such Option. SARs may be granted at the time that the corresponding Option is granted or at a later date, in the discretion of the Committee. SARs shall be exercisable and shall expire at the same time(s) as the corresponding Option.

To exercise a SAR for all or a portion of the shares covered thereby, the holder must tender the corresponding Option to Associated. In exchange therefor, he or she shall receive cash or shares (valued at their fair market value on the date of exercise) or a combination thereof equal to the Economic Value of such SAR. The holder of a SAR shall not be required to tender any funds in payment of the exercise price of the corresponding Option at the time of the exercise of such SAR.

SARs shall be evidenced at the time of grant by written agreements containing the terms and conditions of such SARs. The exercise of a SAR shall be treated as an exercise of the corresponding Option for the same number of shares for the purpose of computing the number of shares subject to such Option thereafter.

Restricted Stock Awards. A Stock Award shall consist of the grant, subject to certain restrictions, of shares ("Restricted Stock") to a Participant.
Restricted Stock may not be sold, transferred, or otherwise disposed of, pledged, or otherwise encumbered. Such restrictions shall lapse at the time(s) and on the terms determined by the Committee at the date of grant; thereafter, the shares that were the subject of such Stock Award shall cease to be Restricted Stock and the owner thereof shall be entitled to sell or pledge such shares or otherwise deal with them in the same manner and to the same extent as any holder of the shares, without restrictions imposed pursuant to the Plan. A Participant shall be entitled to receive dividends on and cast votes with respect to all shares of Restricted Stock held by him or her.

If a Participant ceases to be employed by Associated for any reason, whether voluntary or involuntary, except by reason of death, retirement, or permanent disability, or in connection with a Change in Control of Associated, he or she shall transfer all shares of Restricted Stock owned by him or her to Associated within 30 days. The restrictions on Restricted Stock shall lapse immediately upon the death or permanent disability of the holder or a Change in Control of Associated. The restrictions on Restricted Stock held by a Participant upon his or her retirement shall lapse with respect to a specified portion only (the "Vested Portion") of such Restricted Stock. The Vested Portion shall consist of the number of shares of Restricted Stock held by such Participant at retirement multiplied by a fraction, the numerator of which is the number of months from the grant of such Stock Award to the date of such Participant's retirement, and the denominator of which is the number of months from the grant of such Stock Award to the date of lapse of the restrictions on such Restricted Stock according to the terms of such Stock Award. All Restricted Stock that is not a part of the Vested Portion shall, within 30 days after the retirement of the Participant holding such shares, be returned to Associated.

All Restricted Stock shall be held in escrow by Associated until the lapse of the restrictions with respect to such shares or the return of such shares of Associated.

Performance Share Awards. Performance Shares may be granted, in the discretion of the Committee, as a part of any Stock Award. Performance Shares shall be granted, if at all, at the same time as the corresponding Stock Award. A Performance Share shall consist of the obligation of Associated to pay to the recipient, on the date on which the restrictions on the corresponding share of Restricted Stock lapse, an amount calculated based upon the highest marginal federal and applicable state income tax rates in effect multiplied by the fair market value of a share on such date. Performance Shares may be paid in cash or shares (valued at their fair market value on the payment date) or any combination thereof in the discretion of the Committee.

Performance Units. Performance Units may be awarded with or without other Awards and shall represent the right to receive a fixed dollar amount payable in cash or Common Stock or any combination thereof in the discretion of the Committee. The Committee shall determine the Participants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period during which, and the condition under which a Participant's right to Performance Units will be vested, and the ability of Participants to defer the receipt of payment of such Performance Units.

The Committee may condition the vesting of Performance Units upon the attainment of specified performance goals of a Participant or Associated or such other factors or criteria as the Committee shall determine.

Other Stock-Based Awards. Other awards of Common Stock and cash awards that are valued in whole or in part by reference to, or are payable in or otherwise based on Common Stock ("Other Stock-Based Awards") including, without limitation, Awards valued by reference to performance concepts, may be granted either alone or in addition to or in tandem with Options, SARs, Stock Awards, Performance Shares, or Performance Units.

Change in Control. All Options shall immediately vest and become exercisable, all restrictions on Restricted Stock shall immediately lapse, and all Performance Units shall immediately be payable upon the occurrence of a Change in Control of Associated. Such vesting of Options and lapse of restrictions on Restricted Stock shall result in all Options and corresponding SARs becoming immediately exercisable and all Performance Shares being immediately payable.

A Change in Control of Associated shall occur if:

(a) 25% or more of the outstanding voting securities of Associated changes ownership as a result of a tender offer;

(b) Associated is merged or consolidated with another corporation, and as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the shareholders of Associated who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation;

(c) Associated sells at least 85% of its assets to any entity which is not a member of the control group of corporations, within the meaning of Section 1563 of the Code, of which Associated is a member; or

(d) A person, within the meaning of sections 3(a)(9) or 13(d)(3) of the Exchange Act, acquires 25% or more of the outstanding voting securities whether directly, indirectly, beneficially, or of record.

For purposes of the Amended Stock Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (relating to options) of the Exchange Act.

Miscellaneous. No Participant, whether or not he or she has been awarded any Options, SARs, Stock Awards, Performance Share Awards, or Performance Units, shall thereby obtain any continuing right to employment by Associated. Awards shall be assignable or transferable at the discretion of the Committee or by will or by the laws of descent and distribution. All Awards shall be adjusted as necessary to reflect a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure of Associated.

The Board may amend the Amended Stock Plan without the approval of the shareholders of Associated in any respect, except to the extent required by law or the rules of The Nasdaq Stock Market or any other exchange or market on which any of Associated's securities are traded. No amendment to the Amended Stock Plan may impair any outstanding Awards.

Federal Income Tax Consequences. The grant of a nonqualified stock option is not a taxable event. Upon the exercise of a nonqualified stock option, a recipient will generally be required to recognize, as compensation income, the excess of the fair market value of the shares subject to such nonqualified option on the date of exercise over the exercise price of the nonqualified stock option.

With regard to ISOs, no income will be recognized by a recipient upon transfer to him or her of shares pursuant to the exercise of an ISO, provided that the recipient does not dispose of the shares received before he or she has held such shares for at least one year and at least two years have passed since such recipient was granted the option. Assuming compliance with this and other applicable tax provisions, a recipient will realize long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the option price and the amount received for the shares at the time of disposition. If the recipient disposes of shares acquired by exercise of the option before the expiration of the above-noted periods, any amount realized from such disqualifying disposition will be taxable as compensation income in the year of disposition to the extent that the lesser of: (a) fair market value on the date the option was exercised; or (b) the amount realized upon such disposition, exceeds the option price. Any amount realized in excess of fair market value on the date of exercise will be treated as long- or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the option price, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

The receipt of a SAR is not a taxable event; the SAR is taxable only upon exercise. Upon the exercise of a SAR, a recipient will generally be required to recognize, as compensation income, any cash received.

The receipt of Stock Awards is not taxed until the date upon which the forfeiture and nontransferability restrictions on such shares lapse. On that date, the excess of the fair market value of such shares over the amount the recipient paid for the shares (usually zero) would be recognized as compensation income. In addition, any cash received pursuant to Stock Awards would be recognized as compensation income on the date received. A recipient's holding period for any shares received pursuant to a Stock Award begins only after the restrictions on such shares lapse.

Associated generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient is considered to have realized compensation income in connection with the exercise of a nonqualified option, SAR, or other Award, subject to Section 162(m) of the Code. No deduction will be allowed to Associated for federal income tax purposes at the time of the grant or exercise of an ISO. At the time of a disqualifying disposition of an ISO by a recipient, Associated generally will be entitled to a deduction for the amount taxable to the recipient as compensation income.

The discussion above is based upon present federal income tax laws, and thus is subject to change when such laws change. This summary is not intended to be exhaustive and does not describe foreign, state, or local tax consequences.


                                   PROPOSAL 3

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

                            Report of Audit Committee

The Audit Committee of the Board is responsible for providing independent, objective oversight of Associated's accounting functions and internal controls. The Audit Committee is composed of four directors, each of whom is independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board.

Management is responsible for Associated's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of Associated's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2001, financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

Based upon the Audit Committee's discussions with management and the independent accountants, the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board include the audited consolidated financial statements in Associated's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.


                                 AUDIT COMMITTEE

     Ronald R. Harder, Chairman                 William R. Hutchinson, Member
     Robert P. Konopacky, Member                George R. Leach, Member

The foregoing Report of Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent Associated specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                            Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Associated's annual financial statements for 2001, and fees billed for other services:

Audit fees, excluding audit related services                        $305,050
Financial information systems design and implementation                  -0-
All other fees:
    Other audit related services (1)                               $247,250
    Other services contracted during the year (2)                    54,675
                                                                   --------
Total all other fees                                               $301,925
                                                                    -------

(1) Audit related services consisted primarily of issuance of audits of financial statements of certain affiliates and employee benefit plans, issuance of letters to underwriters, review of registration statements and issuance of consents.
(2) Other services contracted during the year consisted primarily of tax compliance and consulting services.

In order to ensure the independence of Associated's independent public accountants, the Audit Committee has established procedures to be followed prior to engaging Associated's outside auditors to perform a non-audit service in excess of $50,000. These procedures require that the appropriateness of the non-audit service that is requested be reviewed utilizing, in part, the Securities and Exchange Commission guidance as to services that should not be performed by Associated's outside auditors.

The Audit Committee of the Board of Associated considers that the provision of the services referenced above to Associated is compatible with maintaining independence by KPMG LLP.

                Appointment of Independent Public Accounting Firm

Subject  to  ratification  by  shareholders  at the  Annual  Meeting,  the Audit
Committee has recommended to the Board, and the Board has approved, the selection of the independent public accounting firm of

KPMG LLP to audit Associated's consolidated financial statements for the 2002 fiscal year. KPMG LLP audited Associated's consolidated financial statements for the year ended December 31, 2001. It is expected that representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

If the foregoing recommendation is rejected, or if KPMG LLP declines to act or otherwise becomes incapable of acting, or if its appointment is otherwise discontinued, the Board will appoint other independent accountants whose appointment for any period subsequent to the 2002 Annual Meeting of Shareholders shall be subject to the ratification by the shareholders at that meeting.

The Board recommends that you vote FOR the selection of KPMG LLP as independent public accountants for the year ending December 31, 2002.


                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

As of the date of this Proxy Statement, Associated is not aware that any matters are to be presented for action at the meeting other than those described in this Proxy Statement. If any matters properly come before the Annual Meeting, the proxy form sent herewith, if executed and returned, gives the designated proxies discretionary authority with respect to such matters.


                              SHAREHOLDER PROPOSALS

Proposals of a shareholder submitted pursuant to Rule 14a-8 of the Securities and Exchange Commission ("Rule 14a-8") for inclusion in the proxy statement for the annual meeting of shareholders to be held April 23, 2003, must be received by Associated at its executive offices not later than November 20, 2002. This notice of the annual meeting date also serves as the notice by Associated under the advance-notice Bylaw described below.

A shareholder that intends to present business other than pursuant to Rule 14a-8 at the next annual meeting, scheduled to be held on April 23, 2003, must comply with the requirements set forth in Associated's Bylaws. To bring business before an annual meeting, Associated's Bylaws require, among other things, that the shareholder submit written notice thereof to Associated's executive offices not less than 60 days nor more than 75 days prior to the meeting. Therefore, Associated must receive notice of a shareholder proposal submitted other than pursuant to Rule 14a-8 no sooner than February 7, 2003, and no later than February 22, 2003. If notice is received before February 7, 2003, or after February 22, 2003, it will be considered untimely and Associated will not be required to present such proposal at the April 23, 2003, annual meeting.

By Order of the Board of Directors,

/s/ Brian R. Bodager

Brian R. Bodager
Chief Administrative Officer,
General Counsel & Corporate Secretary
Green Bay, Wisconsin
March 21, 2002

                                   APPENDIX A


                              ASSOCIATED BANC-CORP
               AMENDED AND RESTATED LONG-TERM INCENTIVE STOCK PLAN


Section I. Purpose of the Plan. The purpose of this Associated Banc-Corp Amended and Restated Long-Term Incentive Stock Plan (the "Plan") is (i) to associate more closely the interests of certain key employees of Associated Banc-Corp (the "Company") and its affiliated units and directors of the Company (the "Participants") with those of the Company's stockholders by encouraging stock ownership, (ii) to provide long-term incentives and rewards to those key employees of the Company and its affiliated units who are in a position to contribute to the long-term success and growth of the Company, and (iii) to assist the Company in retaining and attracting key employees with requisite experience and ability.

Section II.  Administration.

     (a) The Committee. The Plan shall be administered by the Administrative Committee of the Company's Board of Directors (the "Committee") composed of not less than three Directors. In the event that any member of the Committee is to be granted Options under the Plan, then said grant shall be made by the Board of Directors of the Company. The Board of Directors actions in such instances shall be governed by each of the provisions of the Plan to the extent applicable to the Committee. Options under the Plan can be granted to officers and directors of the Company only after the Plan has been ratified by the shareholders of the Company.

     (b) Authority and Discretion of Committee. Subject to the express provisions of the Plan and provided that all actions taken shall be consistent with the purposes of the Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those key employees of the Company and its affiliated units who shall be among the Participants; (ii) select the Participants to whom awards are to be granted under this Plan, (iii) determine the size and the form of the award or awards to be granted to any Participant; (iv) determine the time or times such awards shall be granted; (v) establish the terms and conditions upon which such awards may be exercised and/or transferred; (vi) alter any restrictions or vesting schedules; and (vii) adopt such rules and regulations, establish, define and/or interpret any other terms and conditions, and make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of the Plan.

     (c) Option Grants. Options granted under the Plan may, in the discretion of the Committee, be either Incentive Stock Options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") or nonqualified stock options (collectively, "Options"). Each stock option agreement shall specifically state, for each Option granted thereunder, whether the Option is an ISO or a nonqualified stock option. In no event, however, shall both an ISO and a nonqualified stock option be granted together under the Plan in such a manner that the exercise of one Option affects the right to exercise the other. The provisions of this Plan and of each ISO granted hereunder shall be interpreted in a manner consistent with Section 422 of the Code and with all valid regulations issued thereunder. However, to the extent that any ISO granted hereunder does not comply with the provisions of Section 422, such ISO shall be treated as a nonqualified stock option for all purposes under the Code. ISOs may be granted only to employees of the Company and its affiliated units. No ISO shall be granted under the Plan subsequent to April 24, 2012. Except as provided in Section III(h)(2), all provisions of this Plan apply to both ISOs and nonqualified options.

Section III. Awards. Awards which the Committee may grant under the Plan may include any or all of the following, as described herein: Any form of Option, Stock Appreciation Right, Stock Award, Performance Shares, Performance Units or Other Stock-Based Award granted under this Plan.

     (a) Nonqualified Stock Options. Nonqualified stock options are rights to purchase shares of the Common Stock of the Company, $.01 par value, ("Common Stock") at a price equal to the Fair Market Value of such Common Stock on the date of grant for a predetermined period of time.

          (i) The Committee may grant nonqualified stock options either alone or in conjunction with Stock Appreciation Rights as described in paragraph (c) below. It shall determine the number of shares of Common Stock to be covered by each such nonqualified stock option. Nonqualified stock options granted hereunder shall be evidenced by option agreements containing such terms and conditions as the Committee shall establish from time to time consistent with the Plan.

          (ii) No nonqualified stock option shall be exercisable until it is vested and, thereafter, shall be immediately exercisable. A nonqualified stock option shall vest in accordance with terms set forth by the Committee at the date of grant in the option agreement.

          (iii) In the event of termination of a Participant's employment with the Company or its affiliated units for any reason, except as otherwise provided below or as otherwise determined by the Committee in its sole discretion, any non-vested portion of any nonqualified stock option granted to such Participant shall terminate immediately.

          (iv) Except as described below or as otherwise determined by the Committee in its sole discretion, in the event of a Participant's voluntary or involuntary termination of employment with the Company or its affiliated units, the vested portion of any nonqualified stock option granted to such Participant, but not yet exercised, shall terminate on the date of termination of employment.

          (v) If a Participant's employment with the Company or its affiliated unit terminates by reason of the Participant's death, Permanent Disability or Retirement, any outstanding nonqualified stock option then held by such Participant shall remain exercisable, but only to the extent such nonqualified stock option was exercisable on the date of such Participant's termination of employment, until the earlier of (a) one year following the date of termination and (b) the expiration of the term of such Option. If on the date of such termination of employment, any such nonqualified stock option shall not be fully exercisable, the Committee shall have the discretion to cause such Option to continue to become exercisable on the date or dates specified therein as if such termination of employment had not occurred. The Committee may exercise the discretion granted to it by the preceding sentence at the time a nonqualified stock option is granted or at any time thereafter while such a nonqualified stock option remains outstanding.

          (vi) The Committee will determine the conditions of nonqualified stock option exercise, but in no event may any portion of a vested nonqualified stock option be exercisable earlier than one year (except pursuant to a Change in Control) or later than ten years from the date of the grant.

          (vii) All nonqualified stock options shall vest immediately upon a Change in Control, as defined in Section IV(1) hereof.

          (viii) The purchase price of shares purchased pursuant to any nonqualified stock option shall be equal to the Fair Market Value of such shares on the date of nonqualified stock option grant, as determined by the Committee, and shall be paid in full upon exercise, either (a) in cash; (b) by delivery of shares of Common Stock held for a period of at least six months (valued at their Fair Market Value on the date of nonqualified stock option exercise, as defined in Section IV); or (c) a combination of cash and Common Stock.

          (ix) The Committee may at any time offer to buy out a nonqualified stock option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

     (b) ISO. ISOs are rights to purchase shares of the Common Stock at a price equal to the Fair Market Value of such Common Stock on the date of grant for a predetermined period of time. Only Participants who are key employees (not directors who are not also employees) of the Company or an affiliated unit shall be eligible to receive an ISO grant. However, in the case of an ISO granted to a

Participant who at the time of the grant owns (directly or indirectly, and including the Shares purchasable under such ISO) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Option price shall be at least 110% of such Fair Market Value at the time the ISO is granted; provided further, that the Option price shall in no event be less than the par value of the Shares subject to such Option and the ISO must be exercised within 5 years of the date of grant.

          (i) The Committee shall determine the number of shares of Common Stock to be covered by each such ISO. ISOs granted hereunder shall be evidenced by option agreements containing such terms and conditions as the Committee shall establish from time to time consistent with the Plan.

          (ii) No ISO shall be exercisable until it is vested and, thereafter, shall be immediately exercisable. An ISO shall vest in accordance with terms set forth by the Committee at the date of grant in the option agreement.

          (iii) In the event of termination of a Participant's employment with the Company or its affiliated units for any reason, except as otherwise provided below or as otherwise determined by the Committee in its sole discretion, any non-vested portion of any ISO granted to such Participant shall terminate immediately.

          (iv) Except as described below or as otherwise determined by the Committee in its sole discretion, in the event of a Participant's voluntary or involuntary termination of employment with the Company or its affiliated units, the vested portion of any ISO granted to such Participant, but not yet exercised, shall terminate on the date of termination of employment.

          (v) If a Participant's employment with the Company or its affiliated unit terminates by reason of the Participant's death, Permanent Disability or Retirement, any outstanding ISO then held by such Participant shall remain exercisable, but only to the extent such option was exercisable on the date of such Participant's termination of employment, until the earlier of (a) one year following the date of termination and (b) the expiration of the term of such ISO. If on the date of such termination of employment, any such ISO shall not be fully exercisable, the Committee shall have the discretion to cause such ISO to continue to become exercisable on the date or dates specified therein as if such termination of employment had not occurred. The Committee may exercise the discretion granted to it by the preceding sentence at the time an ISO is granted or at any time thereafter while such an ISO remains outstanding.

          (vi) The Committee will determine the conditions of Option exercise, but in no event may any portion of a vested ISO be exercisable earlier than one year (except pursuant to a Change in Control) or later than ten years from the date of the grant.

          (vii) All ISOs shall vest immediately upon a Change in Control, as defined in Section IV(1) hereof.

          (viii) The purchase price of shares purchased pursuant to any ISO shall be equal to the Fair Market Value of such shares on the date of grant, as determined by the Committee, and shall be paid in full upon exercise, either (a) in cash; (b) by delivery of shares of Common Stock (valued at their Fair Market Value on the date of ISO exercise, as defined in Section IV); or (c) a combination of cash and Common Stock.

          (ix) The Committee may at any time offer to buy out an ISO previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

     (c) Stock Appreciation Rights. Stock Appreciation Rights are rights to receive cash and/or Common Stock in lieu of the purchase of shares under a related Option. The Committee may grant Stock Appreciation Rights to any optionee either at the time of the grant of the Option or subsequently, by amendment to such grant. All Stock Appreciation Rights shall be evidenced by option agreements containing such terms and conditions as the Committee shall establish from time to time consistent with the Plan and shall be granted subject to the following terms and conditions and such other terms and conditions as the Committee may establish:

          (i) Each Stock Appreciation Right shall be exercisable at the same time as the related Option is exercisable.

          (ii) Each Stock Appreciation Right shall entitle the holder thereof to surrender to the Company a portion of or all of the unexercised, but exercisable, related Option. With respect to each share of Common Stock as to which an optionee's Option is surrendered upon exercise of any Stock Appreciation Right, the optionee shall be entitled to receive, in cash or in shares of Common Stock, the economic value of such Stock Appreciation Right. Such economic value shall be equal to the excess of the Fair Market Value (determined on the date of exercise of such Stock Appreciation Right) of one share of Common Stock over the option price per share specified in the related Option. The Optionee shall not be required to pay the Option exercise price upon surrender of the Option upon exercise of the related Stock Appreciation Right.

          (iii) Each surrender of a portion of or all of an Option upon the exercise of a Stock Appreciation Right shall cause a share-for-share reduction in the number of shares of Common Stock covered by the related Option.

          (iv) Stock Appreciation Rights, when exercised, may be paid for by the Company in cash or Common Stock. The Committee shall have the sole and absolute discretion to determine the relative amounts of cash or Common Stock which may be paid or issued upon exercise of Stock Appreciation Rights.

     (d) Restricted Stock Awards. Restricted Stock Awards are stock grants, the payment of which will depend upon the Participant's continued employment with the Company and may depend upon the achievement of certain financial performance objectives.

          (i) The Committee may grant Restricted Stock either alone or in conjunction with Performance Shares as described in paragraph (e) below. It shall determine the number of shares of Restricted Stock to be covered by each such grant.

          (ii) Restricted Stock is Common Stock acquired by a Participant subject to the restrictions described in the following subsections.

          (iii) Restricted Stock may not be sold, transferred or otherwise disposed of, pledged, or otherwise encumbered during a period set by the Committee, commencing with the date of such award. In the event of the termination of employment of a recipient of Restricted Stock during such period of restriction for any reason except death, Retirement or Permanent Disability, the recipient shall transfer or cause to be transferred to the Company title to the Restricted Stock owned by such recipient within 30 days following such termination.

          (iv) Restriction terms and conditions will be set by the Committee at the time of award. These conditions may include the requirement that certain financial performance objectives of a Participant or the Company are achieved.

          (v) Upon the occurrence of the earlier of the death or Permanent Disability of the recipient of Restricted Stock, the restrictions against sale, transfer, and other disposition and against pledge or other encumbrance of such Restricted Stock, which have not otherwise lapsed, shall immediately lapse.

          (vi) Upon the occurrence of Retirement, the restrictions against sale, transfer or other disposition and against pledge or other encumbrance, as to a portion of the Restricted Stock (Portion A), as to which restrictions have not otherwise lapsed shall immediately lapse. The retiree shall transfer or cause to be transferred to the Company title to the balance of the Restricted Stock (i.e., the portion of Restricted Stock as to which restrictions have not otherwise lapsed and which is not included in Portion
     A) within 30 days following such Retirement.

          For purposes of this subsection, Portion A will be determined separately for each block of Restricted Stock for which restrictions are due to lapse on a different date. For each such block, Portion A will be determined by multiplying the number of shares in such block by a fraction, the numerator of which is the number of months from the date of grant of that block of Restricted Stock to the date of retiree's Retirement and the denominator of which is the number of months from the date of grant of that block of Restricted Stock to the date that restrictions on such block are due to lapse, as determined by the Committee. In the event that the total Portion A calculated for all such fraction shall be rounded up to the nearest whole number.

          By way of illustration, if a Participant was granted 100 shares of Restricted Stock on January 1, 1994, with the restrictions on such stock due to lapse on January 1, 1999, and 200 shares of Restricted Stock on January 1, 1995, with the restrictions on such stock due to lapse on January 1, 2000, and if the Participant retired on January 1, 1996, Portion A would be determined separately for the Restricted Stock granted on January 1, 1994, and for the Restricted Stock granted on January 1, 1995. With respect to the Restricted Stock granted on January 1, 1994, Portion A would equal 40 shares [determined by multiplying 100 (the number of shares in such block) by 24/60 (the number of months from the date of grant to the date of Retirement divided by the number of months from the date of grant to the date of lapse)]. Thus the total amount of stock included in Portion A for the Participant would be 60 shares (40 plus 20).

          (vii) All restrictions shall lapse immediately upon a Change in Control, as defined in Section IV(1) hereof.

          (viii) Certificates issued in respect of Restricted Stock granted under the Plan shall be registered in the name of the recipient but shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby is restricted and the shares are subject to the further terms and conditions contained in the Amended and Restated Long-Term
     Incentive Stock Plan of Associated Banc-Corp (the "Company"). A copy of said Plan is on file in the office of the Secretary of the Company at the Company's offices in Green Bay, Wisconsin."

          (ix) In order to enforce the restrictions, terms and conditions on Restricted Stock, each recipient thereof shall, immediately upon receipt of a certificate or certificates representing such stock, deposit such certificates, together with stock powers and such other instructions of transfer as the Committee may require, appropriately endorsed in blank, with the Company as Escrow Agent under an escrow agreement in such form as shall be determined by the Committee.

     (e) Performance Shares. Each Restricted Stock Award may be accompanied by a Performance Share Award.

          (i) On the date the restrictions lapse on an accompanying Restricted Stock Award, each Performance Share awarded will result in payment to the recipient of the Performance Share Award, in Common Stock or in cash, of an amount equal to the Fair Market Value of one share of Company Common Stock on such date multiplied by sum of the highest Federal and state of residence of Participant marginal income tax rates in effect in the year in which restrictions lapse. A marginal income tax rate is the rate of tax applicable to the last dollar of income earned by the taxpayer. The
     Committee shall have the sole and absolute discretion to determine the relative amounts of cash or Common Stock which may be paid or issued in satisfaction of a Performance Share Award.

          (ii) The number of Performance Shares shall be determined by the Committee and will be granted on the same date as is the Restricted Stock Award.

     (f) Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan and shall consist of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both. The Committee shall determine the employees to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period during which, and the conditions under which, a Participant's right to Performance Units will be vested and the ability of Participants to defer the receipt of payment of such Performance Units.

     The Committee may condition the vesting of Performance Units upon the attainment of specified financial performance objectives of a Participant or the Company or such other factors or criteria as the Committee shall determine.

     (g) Other Stock-Based Awards. Other awards of Common Stock and cash awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Other Stock-Based Awards") including, without limitation, Awards valued by reference to performance concepts, may be granted either alone or in addition to or in tandem with Options, Stock Appreciation Rights, Stock Awards, Performance Shares or Performance Units.

     (h) Limitations on Grants.

          1. The following limitations will apply to grants of Options or Stock Appreciation Rights under the Plan:

               (i) No Participant will be granted Options or Stock Appreciation Rights under the Plan to receive more than 100,000 shares of Common Stock in any fiscal year, provided that the Company may make an additional one-time grant of up to 20,000 shares to newly hired employees; and

               (ii) No Participant will be granted Options or Stock Appreciation Rights under the Plan to purchase more than 1,000,000 shares over the term of the Plan, provided that, if the number of shares available for issuance under the Plan is increased, the maximum number of Options or Stock Appreciation Rights that any Participant may be granted also automatically will increase by a proportionate amount equal of shares for each additional fiscal year in which shares are allocated for issuance under the Plan.

               Except as to forfeited shares, the payment of cash dividends and dividend equivalents in conjunction with outstanding awards shall not be counted against the shares available for issuance.

               The foregoing limitations are intended to satisfy the requirements applicable to Options and Stock Appreciation Rights so as to qualify such awards as "performance-based compensation" within the meaning of Section 162 (m) of the Code. In the event that the Committee determines that such limitations are not required to qualify Options or Stock Appreciation Rights as performance-based compensation, the Committee may modify or eliminate such limitations.

          2. The  following  limitations  will apply to grants of ISOs under the
     Plan:

               (i) The aggregate Fair Market Value (determined at the time the ISOs are granted) of the Shares with respect to which the ISO are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order they were granted.

               (ii) Shares acquired upon the exercise of an ISO shall not be disposed of (a) within two (2) years following the date the ISO was granted; nor (b) within one (1) year following the date shares of Common Stock are transferred to the employee.

Section IV.  Miscellaneous Provisions.

     (a) Rights of Recipients of Awards. A holder of Options, Stock Appreciation Rights, Performance Shares, Performance Units and Other Stock-Based Awards granted under the Plan shall have no rights as a shareholder of the Company by virtue thereof unless and until certificates for shares are issued. The holder of a Restricted Stock Award will be entitled to receive any dividends on such shares in the same amount and at the same time as declared on shares of Common Stock of the Company and shall be entitled to vote such shares as a shareholder of record.

     (b) Assignment. Options, Stock Appreciation Rights, Performance Shares, Performance Units, Other Stock-Based Awards or any rights or interests of a Participant therein, shall be assignable or transferable by such Participant at the discretion of the Committee or by will or the laws of descent and distribution.

     (c) Further Agreements. All Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, Performance Units and Other Stock-Based Awards granted under this Plan shall be evidenced by agreements or other written documents from the Company, in such form and containing such terms and conditions (not inconsistent with this Plan) as the Committee may require. Such agreement may set forth certain restrictive covenants applicable to the Participant and penalties for the breach thereof, as determined by the Committee in its sole discretion.

     (d) Replacement Options. Upon cancellation of an outstanding Option, replacement Options may be issued in an amount and with such terms as the Committee may determine.

     (e) Deferral of Exercise.

          (i) Securities Law Restrictions. Although the Company intends to use its best efforts so that the shares purchasable upon the exercise of
     Options will be registered under, or exempt from the registration requirements of the federal Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities law at the time Options become exercisable, if the exercise of an Option or any part of it would otherwise result in the violation by the Company of any provision of the Securities Act or of any state securities law, the Company may require that such exercise be deferred until the Company has taken appropriate action to avoid any such violation.

          (ii) Legal and Other Requirements. No shares of Common Stock shall be issued or transferred upon exercise of any award under the Plan unless and until all legal requirements applicable to the issuance or transfer of such shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Committee. The Committee may require that prior to the issuance or transfer of Common Stock hereunder, the recipient thereof shall enter into a written agreement to comply with any restrictions on subsequent disposition that the Committee or the Company deem necessary or advisable under any applicable law, regulation or official interpretation thereof. Certificates of stock issued hereunder may bear a legend to reflect such restrictions.

     (f) Withholding of Taxes. Pursuant to applicable Federal, state, local, or foreign tax laws, the Company may be required to collect income or other taxes upon the grant of certain awards, the exercise of an Option or Stock Appreciation Right, or the lapse of restrictions on a Restricted Stock Award or Performance Share, Performance Unit or Other Stock-Based Award. The Company may deduct from payments made under the Plan, or require, as a condition to such award or to the exercise of an Option or Stock Appreciation Right, that the recipient pay the Company, at such time as the Committee or the Company determine, the amount of any taxes which the Committee or the Company determine, in their discretion are required to be withheld.

     (g) Right to Awards. No employee of the Company or its affiliated unit or other person shall have any claim or right to be a Participant in this Plan or to be granted an award hereunder. Neither the adoption of this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any affiliated unit nor shall the grant of any award hereunder constitute a request or consent to postpone the retirement date of a Participant. Nothing contained hereunder shall be construed as giving any Participant or any other person any equity or interest of any kind in any assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. As to any claim for any unpaid amounts under the Plan, any Participant or any other person having a claim for payments shall be an unsecured creditor.

     (h) Fair Market Value. The "Fair Market Value" of the Common Stock of the Company shall be determined by the Committee and shall be the closing price as reported on The Nasdaq Stock Market as reported in the Wall Street Journal, for the Company's Common Stock for the trading day of the date of the grant or exercise, whichever is appropriate. If no trade occurs on The Nasdaq Stock Market on such date, the "Fair Market Value" of the Common Stock of the Company shall be determined by the Committee in good faith.

     (i) Permanent Disability. "Permanent Disability" shall mean a finding by the Committee that a Participant is fully and permanently unable to be gainfully employed because of a physical or mental disability.

     (j) Retirement. "Retirement" shall mean any date on which an employee retires under the terms and conditions of the Company's Profit Sharing & Retirement Savings Plan provided, however, that the employee has attained age 60 as of such date.

     (k) Indemnity. Neither the Board of Directors nor the Company, nor any members of either, nor any employees of the Company or its affiliated units, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Company and its affiliated units with respect to any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination with respect to the Plan or any action taken pursuant to it to the full extent permitted by law and the Articles of Incorporation of the Company.

     (l) Change in Control. "Change in Control" shall mean a change in control of the Company which shall be deemed to have occurred only if:

          (i) 25% or more of the outstanding voting securities of the Company changes beneficial ownership as a result of a tender offer;

          (ii) The Company is merged or consolidated with another corporation, and as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the shareholders of the Company who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation;

          (iii) The Company sells at least 85% of its assets to any entity which is not a member of the control group of corporations, within the meaning of Internal Revenue Code section 1563, of which the Company is a member; or

          (iv) A person, within the meaning of sections 3(a)(9) or 13(d)(3) of the Exchange Act, acquires 25% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

     For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (relating to options) of the Exchange Act.

     (m) Transfers and Leaves. A change in employment or service from the Company to an affiliated unit of the Company, or vice versa, shall not constitute termination of employment or service for purposes of the Plan. Furthermore, the Committee (or Board of Directors in case of a member of the Committee) may determine that for purposes of the Plan, a Participant who is on leave of absence will still be considered as in the continuous employment or service of the Company.

     (n) No Fiduciary Relationship or Responsibility. The Plan is not subject to ERISA. Under ERISA and related federal laws, the Company is not a fiduciary with respect to the Plan, and has no fiduciary obligation with respect to any Participant, beneficiary or other person claiming a right hereunder. Further, nothing herein contained, and no action or inaction arising pursuant hereto shall give rise under state or federal law to a trust of any kind or create any fiduciary relationship of any kind or degree for the benefit of Participants, any beneficiary, or any other person.

     (o) Severability of Provisions. If any provision of this Plan is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Plan shall be construed and enforced as if such provision had not been included.

     (p) Governing Law. This Plan shall be governed, administered, construed and enforced according to the laws of the United States and the laws of the State of Wisconsin to the extent not preempted by the laws of the United States.

     (q) Waiver. A waiver by a party of any of the terms and conditions of this agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof, or of any other term or condition of this agreement.

     (r) Entire Agreement. This Plan constitutes the entire agreement between the parties respecting the subject matter hereof, and there are no representations, warranties, agreements, or commitments of the Company hereto except as set forth herein. This Plan may be amended only by an instrument in writing.

Section V. Amendment and Termination; Adjustments Upon Changes in Stock. The Board of Directors of the Company may at any time, and from time to time, amend, suspend or terminate the Plan in whole or in part; provided, that any such amendment shall be subject to shareholder approval to the extent required by applicable law or the rules of The Nasdaq Stock Market or any other exchange or market on which any of the Company's securities are traded. Except as provided herein, no amendment, suspension or termination of the Plan may impair the rights of a Participant to whom an award has been granted without such Participant's consent. If there shall be any change in the stock subject to the Plan or to any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Performance Unit, Other Stock-Based Award or other award granted under the Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments may be made by the Board of Directors of the Company in the aggregate number and kind of shares and the price per share subject to outstanding Options, Stock Appreciation Rights, Restricted Awards, Performance Share Awards, Performance Units, Other Stock-Based Awards or other awards.

Section VI. Shares of Stock Available. The shares available for Options, Stock Appreciation Right Awards, Restricted Stock Awards, Performance Share Awards, Performance Units, Other Stock-Based Awards or other awards under this Plan shall not exceed 8,994,758 shares of the Company's common stock, $.01 par value. This amount will be reduced upon the exercise of an Option, by the number of shares exercised; upon the exercise of a Stock Appreciation Right, by an amount equal to the number of shares covered by the Option cancelled due to Stock Appreciation Rights exercised; by the number of shares which are released due to the lapse of restrictions in case of a Restricted Stock Award; by the number of Performance Shares paid (in cash or Common Stock) at the time restrictions lapse on the Restricted Stock Awards which the Performance Shares accompany; and with respect to Performance Units or Other Stock-Based Awards paid at the time restrictions lapse on such awards. Any shares subject to an Option hereunder that for any reason expires, terminates or is cancelled (other than because of the exercise of an attached Stock Appreciation Right or the unexercised expiration of such Option); shares reacquired by the Company because the Participant's employment with the Company terminates prior to the lapse of restrictions on Restricted Stock Awards; or Performance Shares not paid because the participant's employment with the Company terminates prior to the lapse of restrictions on accompanying Restricted Stock Awards will be available for further awards. Shares of Common Stock available for Options, Stock Appreciation Right Awards, Restricted Stock Awards and Performance Share Awards, Performance Units or Other Stock-Based Awards may be authorized but unissued shares, treasury shares, or shares reacquired on the open market. No fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares and settlement of awards under the Plan.

Section VII. Effective Date and Term of the Plan. Subject to shareholder approval, the effective date of the amendment and restatement of the Plan is the date on which shareholder approval is obtained (the "Effective Date"). Awards under the Plan may be made for a period of ten years commencing on such date. The period during which an Option or other Award may be exercised may extend beyond that time as provided herein. Unless otherwise agreed to by the Participant in writing, awards made prior to the Effective Date shall remain subject to the terms and conditions of the Plan prior to its amendment and restatement and the applicable option (or other award) agreement.

Adopted by the Administrative Committee of the Board of Directors: January 26, 1994.

Adopted by the Board of Directors: January 26, 1994.

Approved by Shareholders at the April 28, 1994, Annual Meeting.

Amended by the Board of Directors: October 23, 1996.

Amended by the Administrative Committee of the Board of Directors: January 22, 1997.

Adopted by the Board of Directors: January 22, 1997.

Approved by the Shareholders at the April 23, 1997, Annual Meeting.

Amended by the Administrative Committee of the Board of Directors: January 28, 1998.

Adopted by the Board of Directors: January 28, 1998.

Approved by the Shareholders at the April 22, 1998, Annual Meeting.

[Approved by the Shareholders at the April 24, 2002, Annual Meeting.]


                                              ---------------------------------
                                                  Brian R. Bodager
Dated:

April 24, 2002

                              ASSOCIATED BANC-CORP
                      1200 Hansen Road, Green Bay, WI 54304
                 This Revocable Proxy Is Solicited On Behalf Of
                 The Board Of Directors Of Associated Banc-Corp
       For The Annual Meeting Of Shareholders To Be Held On April 24, 2002

     The undersigned hereby appoints Robert S. Gaiswinkler, John C. Meng, and J. Douglas Quick, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Associated Banc-Corp ("Associated") held of record by the undersigned on March 1, 2002, at the Annual Meeting of Shareholders to be held on April 24, 2002, or any adjournment thereof on the matters and in the manner indicated on the reverse side of this proxy card and described in the Proxy Statement of Associated. This proxy revokes all prior proxies given by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1, 2, and 3 and any such matters which may come before the meeting.

          The Board of Directors recommends a vote FOR the election of
                      Directors and FOR Proposals 2 and 3.

                       (Address Change/Comments/Questions)

       ----------------------------------------------------------------
       ----------------------------------------------------------------
       ----------------------------------------------------------------
       ----------------------------------------------------------------


YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                           [ASSOCIATED BANC-CORP LOGO]
                       2002 Annual Meeting of Shareholders

You are cordially invited to attend the Annual Meeting of Shareholders of Associated Banc-Corp to be held at The Walter Theatre, St. Norbert College, De Pere, Wisconsin, at 11:00 a.m. on Wednesday, April 24, 2002.

Beginning at 10:00 a.m., we will again present an economic/investment update. Associated's Trust professionals will provide an update on the equity market and interest rate environment as they affect us as investors. If you plan to attend the Annual Meeting and/or the economic/investment update, please mark the appropriate box(es) on the proxy card. A continental breakfast is planned for 9:00 a.m.

------------------------------------------------------------         ==================================================
Whether  or not you plan to attend  the  annual  meeting of                          Your comments and
shareholders,   it  is   important   that  your  shares  be                        questions are welcome
represented.  Please  vote your  shares  and sign the proxy          For your  convenience,  we are providing space on
card printed above.  Tear at the  perforation  and mail the          the proxy card for any  questions or comments you
proxy card in the enclosed postage paid envelope  addressed          may have that you wish to have  addressed  either
to  First   Chicago   Trust   Company   at  your   earliest          personally  or at the Annual  Meeting.  We always
convenience.                                                         appreciate    your   input   and    interest   in
                                                                     Associated.  You may e-mail  comments or concerns
                                                                     to shareholders@associatedbank.com.
------------------------------------------------------------         ==================================================

We look forward to seeing you on April 24th.

         (Directions for Internet or telephone voting are printed on the reverse of this Proxy and Invitation.)

  X      Please mark your
-----    votes as in this
         example.

                              ASSOCIATED BANC-CORP

2. Election of   FOR   WITHHELD   Nominees:                   2. To approve Associated's Amended and         FOR  AGAINST  ABSTAIN
   Directors                      01 William R. Hutchinson,      Restated Long-Term Incentive Stock Plan.
                 ---     ---      02 George R. Leach, and                                                    ---    ---      ---
                                  03 John C. Seramur.         3. To ratify the selection of KPMG LLP as
                                                                 independent auditors of Associated
                                                                 for the year ending December 31, 2002.      ---    ---      ---

For All Except nominee(s) written below.
                                                                 SPECIAL ACTION
----------------------------------------
                                                                 Will Attend Economic/Investment Seminar
                                                                 Will Attend Shareholders Meeting

                                                                 Your comments are welcome.
                                                                 We have provided space on the reverse side of this
                                                                 card for any comments you want your management team
                                                                 to address at the Annual Meeting.


Receipt of Notice of said meeting and of the Proxy
Statement and Annual Report of Associated is hereby
acknowledged. Please sign exactly as name appears
hereon and date.  When shares are held by joint tenants,
both should sign.  When signing as attorney, executor,
administrator,  trustee, or guardian, please give full
title. If a corporation,  please sign in full corporate         ----------------------------------------------------
name by president or other authorized officer. If a
partnership, please sign in partnership name by authorized      ----------------------------------------------------
person.                                                         SIGNATURES                                      DATE

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\


[Voter Control Number goes here]


-------------------------------------------------------     -------------------------------------------------------
To our Shareholders:                                           Directions to Walter Theatre, St. Norbert College
                                                                               De Pere, Wisconsin
Associated  Banc-Corp  encourages  you  to  vote  your
shares  electronically  this year, either by telephone       The  Walter  Theatre  is  located  on  the  corner  of
or via the Internet.  This will  eliminate the need to       College and Third  Streets.  Parking is  available  in
return  your  proxy  card.  You will need  your  proxy       either Lot 11  (International  Center  parking lot) or
card and Social  Security  Number  (where  applicable)       Lot 6 (Third Street lot).
when  voting  your  shares  electronically.  The Voter
Control  Number  that  appears in the box above,  just       From the South - Highway I-43
                                                             -----------------------------
below the  perforation,  must be used in order to vote       Take  Highway  I-43 to Green Bay.  Exit on Highway 172
by telephone or via the Internet.                            (Exit  180).  Once you are on Highway  172,  watch for
                                                             the ramp  that  leads to  Webster  Avenue.  Turn  left
The  EquiServe  Vote by Telephone and Vote by Internet       onto  Webster and proceed  about two miles  (south) to
systems can be  accessed 24 hours a day,  seven days a       De Pere.  Turn  right on George  Street  and cross the
week, up until the day prior to the meeting.                 Claude  Allouez  Bridge  over  the  Fox  River.   Here
                                                             you'll catch your first glimpse of St.  Norbert.  Once
        To Vote by Telephone:                                across the bridge,  you will make two quick left turns
        --------------------                                 (you  will  be on  one-way  streets)  to  get  to  the
Using a touch-tone phone, call toll-free                     campus.
1-877-PRX-VOTE (1-877-779-8683)
From outside the United States, call direct                  From the South - Highway 41
1-201-536-8073                                               ---------------------------
                                                             Take Highway 41 north to the De Pere exit,  turn right
                                                             into the  city.  Turn  right on Third  Street,  go one
        To Vote by Internet:                                 block, and you will see the St. Norbert campus.
        -------------------
Log  on  to  the  Internet  and  go  to  the  website:       From the North - Highway 41
http://www.eproxyvote.com/asbc                               ---------------------------
Note:  If you vote  over the  Internet,  you may incur       Take  Highway 41 south to the De Pere exit,  turn left
                                                             into the  city.  Turn  right on Third  Street,  go one
costs such as  telecommunication  and Internet  access       block, and you will see the St. Norbert campus.
charges for which you will be responsible.
                                                             From the West - Highway 29
                                                             --------------------------
                                                             Take Highway 29 to Green Bay. Once in the Green Bay area,
                                                             take Highway 41 south to the De Pere exit, turn left at the bottom of the ramp, and proceed into the city. Follow directions for
                                                             Highway 41 North.

-------------------------------------------------------      -------------------------------------------------------

            THANK YOU FOR VOTING YOUR SHARES. YOUR VOTE IS IMPORTANT!

  Do Not Return this Proxy Card if you are voting by Telephone or the Internet.